Exhibit 10.1

Section 906 Certification

By the

Chief Executive Officer and Chief Financial Officer

Each of Christopher Naughton, Chief Executive Officer, and David Ross Seaton, Chief Financial Officer of Novogen Limited, a New South Wales corporation (the “Company”), hereby certifies that:

(1)	The Company’s periodic report on form 20-F for the period ended June 30, 2002 (the “Form 20-F”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 as amended; and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

Chief Executive Officer	Chief Financial Offer

/s/ Christopher Naughton ..................................................	/s/ David Seaton ..................................................

Christopher Naughton	David Seaton

Date: December 17, 2002	Date: December 17, 2002